STOCK PLEDGE AGREEMENT

by and among

FIRST LOOK STUDIOS, INC.,
as Pledgor

and

PFLM LLC,
as Agent and Lender

and

THE LENDERS FROM TIME TO TIME A PARTY
TO THE BRIDGE LOAN CREDIT AGREEMENT BY
AND AMONG PFLM, LLC, AS LENDERS, AND
FIRST LOOK STUDIOS, INC., AS BORROWER

Dated as of March 20, 2006

STOCK PLEDGE AGREEMENT

           This Stock Pledge Agreement (as the same may be amended, modified or supplemented from time to time, this "Agreement"), dated as of March 20, 2006, is by and among: (i) FIRST LOOK STUDIOS, INC., a Delaware corporation (the "Pledgor" or "we"), (ii) FIRST LOOK ARTISTS, INC., a California corporation (the "Company"), and (iii) PFLM, LLC ("Prentice" or "Agent"), individually as a lender and as agent (in such capacity, including any successor thereto in such capacity, the "Agent" or "you") under the Loan Agreement (as defined below) for the benefit of the Lenders (as defined below).

RECITALS:

           WHEREAS, in connection with (a) that certain Bridge Loan Credit Agreement, dated as of March 20, 2006, by and among the Company, Prentice, as a lender and as agent, and the other lenders party thereto from time to time (as the same may be amended, restated, renewed, refunded, replaced, refinanced, supplemented or otherwise modified from time to time, the "Loan Agreement"), and (b) that certain Security Agreement, dated as of March 20, 2006, by and among the Company and Agent (as the same may be amended, restated, renewed, refunded, replaced, refinanced, supplemented or otherwise modified from time to time, the "Security Agreement"), the Company granted to Agent a security interest in the Collateral (as defined in the Security Agreement);

           WHEREAS, Lenders are willing to make Advances and other financial accommodations as provided for in the Loan Agreement, but only upon the condition, among others, that the Pledgor shall have executed and delivered to the Agent this Agreement; and

           WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement or the Security Agreement, as applicable.

           NOW THEREFORE, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

           l.      Pledge of Stock. In order to induce the Lenders to make advances, issue Letters of Credit and make such other financial accommodations to Borrowers as are provided for under the Loan Agreement, and to secure payment and performance of all Secured Obligations, the Pledgor hereby pledges and grants to the Agent, for the benefit of itself and the other Lenders, a security interest in (i) 100 shares, with a par value of U.S. $0.00 per share, of the common stock of the Company, represented by certificate(s) No. 1; and (ii) any other "Pledged Collateral" (as hereinafter defined). The Pledgor agrees to deliver all certificates and instruments evidencing the Pledged Collateral to the Agent duly endorsed in blank or with stock powers duly signed in blank, in form and substance satisfactory to the Agent.

           2.      Definition of Collateral. The term "Pledged Collateral" means (i) the shares of stock pledged under the foregoing paragraph (the "Stock"), and the certificates representing the Stock, (ii) all additional shares of stock of the Company from time to time acquired by the Pledgor in any manner, and any certificates representing such additional shares of stock, (iii) any cash, dividends, distributions, securities or other property or proceeds paid or otherwise distributed on, with respect to, or in exchange for any Pledged Collateral, and (iv) all products and proceeds of all of the foregoing. You may at any time transfer the Stock or any other Pledged Collateral into your name or the name of your nominee. If we receive any such other Pledged Collateral, we shall promptly deliver the same to you in the form received together with any endorsement or instrument of transfer requested by you; but until a "Default Under This Agreement" (as hereinafter defined) or under the Loan Agreement occurs, we will be entitled to retain regular, periodic dividends paid on the Stock (but not on any other Pledged Collateral) from the earnings of the Company; and you will remit to us any such dividends which you receive. In addition to any other remedies as may exist under the Loan Agreement, if a Default Under This Agreement or under the Loan Agreement occurs, you shall be entitled to vote the Stock and any other Pledged Collateral held by you under this Agreement, and at all such times we shall not be entitled to vote the Stock or any other Pledged Collateral.

         3.      Representations and Warranties. We hereby represent and warrant to you that:

           (a)      the Company is duly incorporated and validly existing under the laws of the State of Tennessee;

           (b)      we have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, which constitute our legally valid and binding obligations, enforceable against us in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

           (c)      Pledgor is the legal and beneficial owner of, and has full and absolute title to the Pledged Collateral presently existing, free of all security interests, liens, hypothecations, charges, options or other encumbrances or claims whatsoever;

           (d)      the Stock is validly issued, is fully paid and non-assessable, and is not subject to any claim, restriction, lien or other encumbrance except as provided in this Agreement;

           (e)      the Stock represents 100% of the issued and outstanding shares of the Company;

           (f)      we may pledge and grant a security interest in the Stock without obtaining the approval of any other person, corporation, partnership, or other entity, or any governmental authority;

           (g)      there are no options, warrants, privileges or other rights outstanding with respect to any of the Stock or any other shares of the Company;

           (h)      no financing statement, mortgage, notice of lien, deed of trust, security agreement or any other agreement or instrument creating or giving notice of an encumbrance or charge against any of the Pledged Collateral is in existence or on file in any public office;

           (i)      Pledgor will at all times hereafter keep the Pledged Collateral free of all security interests, liens and claims whatsoever, other than the security interest and security title granted herein;

           (j)      the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement does not violate (i) the Pledgor’s certificate of incorporation or bylaws or any indenture, mortgage or agreement to which Pledgor is a party or by which Pledgor’s properties or assets may be bound, (ii) any restriction on such transfer or encumbrance of the Pledged Collateral, or (iii) any securities law or other applicable law;

           (k)      Pledgor shall at all times keep accurate and complete records of the Pledged Collateral and its proceeds, and should any Pledged Collateral come into the possession of Pledgor, Pledgor shall hold it in trust for the Agent and keep it separate and distinct from its other property; and

           (l)      All information now or hereafter furnished by Pledgor to the Agent relating in any way to the Pledged Collateral is and will be true and correct in all material respects as of the date furnished.

           4.      Prohibition on Transfer of Collateral. We agree that we will not sell, transfer, assign or encumber any of our rights in any of the Stock or Pledged Collateral or grant any rights in or to any of the Stock or Pledged Collateral except pursuant to this Agreement and the Loan Agreement. In the event of any such sale or other disposition of any Pledged Collateral, Pledgor shall account fully and faithfully for and promptly pay or turn over to Agent proceeds in whatever form received in disposition in any manner of any of the Pledged Collateral, but nothing in this Agreement shall be deemed to authorize any such disposition.

           5.      Further Assurances. Pledgor will, from time to time, at Pledgor’s expense on request of Agent, execute such financing statements, statements of assignment, notices and other documents and pay the costs of filing or recording the same in all public offices deemed necessary by Agent and do such other acts as Agent may reasonably request to establish and maintain a valid security interest in and security title to the Pledged Collateral, including, without limitation, delivery to Agent of any stock certificate, note, deed to secure debt, security agreement, or other instrument issuable with respect to any of the Pledged Collateral. In addition, Pledgor will take all actions reasonably requested by Agent to properly register the grant of the security interest hereunder on the books and records of the issuer or any nominee holder of any uncertificated securities included in the Stock.

    6.         IRREVOCABLE PROXY AND POWER OF ATTORNEY. PLEDGOR HEREBY GRANTS TO AGENT, FOR THE BENEFIT OF THE LENDERS, A PROXY AND POWER OF ATTORNEY, WHICH BEING COUPLED WITH AN INTEREST IS IRREVOCABLE WHILE ANY OF THE SECURED OBLIGATIONS REMAIN UNPAID, WHEREBY PLEDGOR CONSTITUTES AND APPOINTS AGENT, FOR THE BENEFIT OF ITSELF AND OTHER LENDERS, OR ITS DESIGNEE AS PLEDGOR’S PROXY AND TRUE AND LAWFUL ATTORNEY-IN-FACT AND AGENT, FOR PLEDGOR AND IN ITS NAME, TO VOTE ANY AND ALL STOCK WHICH MAY BE OR BECOME PLEDGED COLLATERAL AT ANY AND ALL MEETINGS IN WHICH THE OWNERS OF SUCH SECURITIES ARE ENTITLED TO VOTE, TO WAIVE NOTICE OF ANY SUCH MEETING, TO TAKE PART IN ANY CONSENT ACTION IN LIEU OF ANY SUCH MEETING, TO EXECUTE ANY AND ALL DOCUMENTS IN CONNECTION WITH SAID SECURITIES, TO EXERCISE ANY AND ALL POWERS WHICH MAY BE EXERCISED BY THE OWNERS OF SAID SECURITIES AND TO ACCOMPLISH SUCH ACTIONS NECESSARY TO TRANSFER AND REISSUE SAID SECURITIES IN THE NAME OF PLEDGOR; PROVIDED, HOWEVER, THAT UNTIL A DEFAULT UNDER THIS AGREEMENT (AS DEFINED BELOW), PLEDGOR MAY EXERCISE ALL SUCH POWERS (INCLUDING THE POWERS REFERRED TO IN THIS SENTENCE) AS ARE NOT OTHERWISE PROHIBITED HEREIN IN ITS OWN RIGHT. PLEDGOR HEREBY FURTHER GRANTS TO AGENT A POWER OF ATTORNEY, WHICH BEING COUPLED WITH AN INTEREST IS IRREVOCABLE WHILE ANY OF THE SECURED OBLIGATIONS REMAIN UNPAID, WHEREBY IT CONSTITUTES AGENT OR ITS DESIGNEE AS PLEDGOR’S ATTORNEY-IN-FACT, TO ENDORSE PLEDGOR’S NAME UPON ANY NOTES, ACCEPTANCES, CHECKS, DRAFTS, MONEY ORDERS AND OTHER REMITTANCES RECEIVED BY PLEDGOR OR AGENT ON ACCOUNT OF THE PLEDGED COLLATERAL AND TO DO ALL OTHER ACTS AND THINGS NECESSARY TO CARRY OUT THE PROVISIONS OF THIS AGREEMENT. PLEDGOR HEREBY WAIVES NOTICE OF PRESENTMENT, PROTEST AND DISHONOR OF ANY INSTRUMENT SO ENDORSED BY AGENT. ALL ACTS OF AGENT AS ATTORNEY-IN-FACT AS SO CONSTITUTED ABOVE ARE HEREBY AUTHORIZED AND RATIFIED, AND SAID ATTORNEY-IN-FACT OR DESIGNEE SHALL NOT BE LIABLE FOR ANY ACTS OF OMISSION OR COMMISSION, NOR FOR ANY ERROR OF JUDGMENT OR MISTAKE OF FACT OR LAW, OTHER THAN ACTS OF GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT.

           7.      Consents. Pledgor hereby consents and agrees that Agent, for itself and on behalf of the Lenders, may from time to time, without notice to Pledgor:

           (a)      retain or obtain a security interest, lien, title or other interest in any property, whether real, personal, mixed, tangible or intangible, to secure any of the Secured Obligations, provided, however, that nothing contained in this subsection (a) shall be construed or interpreted as granting Agent a security interest, lien, title or other interest in any such property other than the Pledged Collateral;

           (b)      retain or obtain the primary or secondary liability of any party or parties with respect to any of the Secured Obligations;

           (c)      extend or renew for any period (whether or not longer than the original period), alter, modify or exchange, any of the Secured Obligations, or any right evidencing the Secured Obligations, or any of them;

           (d)      release, discharge, compromise, or enter into any accord and satisfaction with respect to the Pledged Collateral, or any other security for the Secured Obligations, any liability of Pledgor hereunder or any liability of any other obligor thereunder;

           (e)      release or surrender all or any part of the Pledged Collateral or any other security for the Secured Obligations, with or without consideration, or exchange or substitute for all or any part of the Pledged Collateral or any other security for the Secured Obligations, any other security of like kind, or of any kind; and

           (f)      resort to or bring suit against Pledgor to enforce this Agreement for the collection of any of the Secured Obligations or otherwise enforce its security interest in the Pledged Collateral, whether or not Agent shall have resorted to or brought suit against any other collateral or any other obligor thereunder, and whether or not Agent shall have exhausted its rights or remedies against any of the foregoing.

           8.      Default. Upon a Default or Event of Default under any of the provisions of the Loan Agreement or this Agreement, or if any representation and warranty by us hereunder is incorrect, or if we fail to perform any of our obligations under this Agreement (any such default or breach of warranty or failure being herein called a "Default Under This Agreement"), you may, without notice, take such action as you deem advisable with respect to the Stock and Pledged Collateral, including, without limitation, (i) selling any of the Stock and/or Pledged Collateral at public or private sale or at any broker’s board or on any securities exchange, free from any equity of redemption and from all other claims, for cash, upon credit or for future delivery, or on such other terms as you deem appropriate, (ii) exercising all voting rights with respect to the Pledged Collateral without obtaining the approval of Pledgor or any other person, corporation, partnership, or other entity, or any governmental authority, (iii) collecting and receiving all dividends and distributions paid with respect to the Pledged Collateral, and (iv) enforcing and exercising any and all other rights or remedies Agent may have under this Agreement, the Code or other applicable law; and you are also authorized as our attorney-in-fact to endorse or otherwise effect the transfer of any of the Pledged Collateral. At any such sale you may be the purchaser. If any notification of intended disposition of any of the Pledged Collateral is required by law, such notification shall be deemed reasonable if mailed at least ten (10) days before such disposition, postage prepaid, addressed to Pledgor at the address(es) shown below. The proceeds of any sale of the Pledged Collateral sold pursuant hereto shall be applied by Agent in accordance with the provisions of Section 2.4(c) of the Loan Agreement. Pledgor recognizes that you may be unable to effect a public sale of all or part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor also acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agree that such private sales shall be deemed to have been made in a commercially reasonable manner. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to pennit the Company to register such securities for public sale under the Securities Act of 1933, and the rules and regulations promulgated thereunder, as in effect from time to time, or under any other applicable requirement of law, even if Company would agree to do so.

           9.      Remedies; Order of Pursuit. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law or by any other agreement. You shall not be required to resort to or pursue any of your rights or remedies under this Agreement. You may pursue your rights and remedies in such order as you determine, and the exercise by you of any right or remedy will not preclude your exercising any other right or remedy.

           10.      Delay; Waiver. The failure or delay by you in exercising any of your rights hereunder or with respect to the Loan Agreement or any other collateral securing the Secured Obligations under the Loan Agreement in any instance shall not constitute a waiver thereof in that or any other instance. You may waive your rights only by an instrument in writing signed by you.

           11.      Expenses. In addition to any rights that Agent may have under the Loan Agreement, we agree to pay on demand all expenses of enforcing the provisions of this Agreement and your rights against any of the Pledged Collateral, including, without limitation, expenses and fees of legal counsel, court costs and the cost of appellate proceedings.

           12.      Miscellaneous.

           (a)      Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, including, without limitation, any person or entity that succeeds to the role of the Agent.

           (b)      Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereunder by any other party hereunder, or whenever any of them desire to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Loan Agreement; provided that notices to the Pledgor shall be given as follows:

If to the Company:	First Look Entertainment c/o First Look Studios, Inc. 8000 Sunset Boulevard Suite B310 Los Angeles, California 90046 Attn: William F. Lischak Fax: (323) 337-1061

With a copy to:	Stroock & Stroock & Lavan LLP 2029 Century Park East Los Angeles, California 90067 Attn: Schuyler M. Moore, Esq. Fax: (310) 556-5959

If to Agent:	PFLM,LLC c/o Prentice Capital Management, L.P. 623 Fifth Avenue, 32nd Floor New York, New York 10022 Attn: Michael Weiss Fax: (212) 756-1480

With a copy to:	Traub, Bonacquist & Fox LLP 655 Third Avenue New York, New York 10017 Attn: Steven E. Fox, Esq. Fax: (212) 476-4787

Any party may hereafter notify the other parties hereto of a change in its notice address in accordance with the Loan Agreement.

          (c)      Counterparts. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.

          (d)      Governing Law; Consent to Jurisdiction and Venue. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, GMACCFY AND STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PLEDGOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12(d).

          (e)      Mutual Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH SUCH PARTY REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          (f)      Specific Performance. The parties hereto agree that irreparable damage would occur, and that monetary damages would not be a sufficient remedy, in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached (or threatened to be breached). Each of the parties shall be entitled to, and no other party hereto shall, directly or indirectly, oppose or otherwise contest any motion or other legal action brought to:

(i)	obtain, an injunction or injunctions or other equitable relief as a remedy to prevent breaches (or threatened breaches) of this Agreement; and

(ii)	enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, without proof of actual damages or a requirement that bond be posted.

The remedies described in this Agreement are in addition to any other remedy to which any of the parties is entitled at law or in equity or otherwise.

           (g)      Entire Agreement. This Agreement integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral negotiations and prior writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

           (h)      Severability. In case anyone or more of the provisions contained or incorporated by reference in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision with a view to obtaining the same commercial effect as this Agreement would have had if such provision had been legal, valid and enforceable.

           (i)      Survival of Representations. All representations, warranties, covenants, and agreements contained herein or made in writing by Pledgor in connection herewith shall survive the execution and delivery of this Agreement.

           (j)      Modification. This Agreement shall not be modified or amended except in a writing signed by the parties hereto.

           13.      Company Acknowledgment. The Company hereby acknowledges and agrees to the provisions of this Agreement. The Company represents and warrants to Agent that (i) Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, which constitute Company’s legally valid and binding obligations, enforceable against Company in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (ii) as of the date hereof, Pledgor is the legal and beneficial owner of, and has full and absolute title to the Pledged Collateral presently existing, free of all security interests, liens, hypothecations, charges, options or other encumbrances or claims whatsoever and the Stock represents 100% of the issued and outstanding shares of the Company; (iv) the execution, delivery and performance by the parties to this Agreement in accordance with its terms will not violate the articles of incorporation or bylaws of the Company or any other agreements or documents restricting the transfer or encumbrance of the Pledged Collateral to which the Company is a party; and (v) Company has registered the Lien of Agent in the Pledged Collateral in the books and records of Company.

           Company will not recognize, acknowledge or permit any dividends or distributions with respect to the Pledged Collateral except as permitted in this Pledge Agreement, and will not recognize, acknowledge or permit any sale, transfer, assignment or encumbrance of any of the Stock or Pledged Collateral other than to or as requested by Agent. Upon an Event of Default under the Agreement, Company will promptly comply with the instructions of Collateral with respect to the Stock and Pledged Collateral without the further consent or action of Pledgor, including, without limitation, instructions as to the transfer or other disposition of the Pledged Collateral and to pay and remit to Agent or its nominee all dividends and distributions paid on the Pledged Collateral.

[Signatures Appear Next Page]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives hereunto duly authorized as of the day and year first above written.

PFLM, LLC. As Agent By: Prentice Capital Management, L.P., As Manager By: Name: Title: FIRST LOOK STUDIOS, INC., As Pledgor By: Name: Title: FIRST LOOK ARTISTS, INC., As Company By: Name: Title:

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives hereunto duly authorized as of the day and year first above written.

PFLM, LLC. As Agent By: Prentice Capital Management, L.P., As Manager By: Name: Title: FIRST LOOK STUDIOS, INC., As Pledgor By: Name: Title: FIRST LOOK ARTISTS, INC., As Company By: Name: Title:

STOCK POWER

           FOR VALUE RECEIVED, FIRST LOOK STUDIOS, INC., a Delaware corporation ("Transferor"), hereby assigns, transfers and delivers, effective March 20, 2006, unto PFLM, LLC, individually as a lender and as administrative agent and collateral agent (in such capacity, including any successor thereto in such capacity, the "Agent" or "Transferee"), 100 shares of the Common Stock of FIRST LOOK ARTISTS, INC, a California corporation (the "Corporation"), which constitutes one hundred percent (100%) of the ownership interests in the Corporation (the "Shares"), standing in its name on the books of said Corporation represented by Certificate No. 1 herewith, and does hereby irrevocably constitute and appoint the Secretary of the Corporation attorney to transfer the said Shares on the books of said Corporation with full power of substitution in the premises.

           Transferor hereby directs the Corporation to issue a new certificate representing the Shares as directed by Transferee.

FIRST LOOK STUDIOS, INC., As Transferor By: Name: Title: